Summary Prospectus and Prospectus Supplement

March 15, 2024

Morgan Stanley Institutional Liquidity Funds

Supplement dated March 15, 2024 to
the Morgan Stanley Institutional Liquidity Funds
Summary Prospectuses and Prospectuses dated February 29, 2024

Money Market Portfolio
Tax-Exempt Portfolio
(the "Funds")

At a meeting held on March 13-14, 2024, the Board of Trustees (the "Board") delegated to Morgan Stanley Investment Management Inc., the Funds' investment adviser (the "Adviser"), the responsibility to make determinations related to the imposition of a discretionary liquidity fee on redemptions (up to 2%), including the determination of whether such discretionary liquidity fee is in the best interests of each Fund. The Board may, in its discretion, revoke the delegation to the Adviser at any time.

The Board generally expects that a discretionary liquidity fee would be imposed, if at all, during periods of extraordinary market stress. While the Adviser may, in its discretion, impose a discretionary liquidity fee at any time, the Adviser generally expects that a Fund will promptly notify financial intermediaries and shareholders in the event the Adviser determines that a discretionary liquidity fee will be imposed. Announcements regarding the imposition or termination of discretionary liquidity fees will be made through a supplement to a Fund's prospectus or by other means.

In connection with this delegation, the last sentence of the third paragraph of the sections of each Summary Prospectus titled "Principal Investment Strategies" and each Prospectus titled "Fund Summary — Money Market Portfolio — Principal Investment Strategies" and "Fund Summary — Tax-Exempt Portfolio — Principal Investment Strategies" are hereby deleted and replaced with the following:

Like other money market funds of its type, the Fund is subject to the possible imposition of a discretionary liquidity fee if the Adviser, as the delegate of the Fund's Board of Trustees, determines that such fee is in the best interests of the Fund.

In addition, all other references to the possible imposition of a discretionary liquidity fee in each Prospectus are similarly updated to reflect the Board's delegation of this responsibility to the Adviser.

Please retain this supplement for future reference.

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